Exhibit 24

Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Jennifer M. Kraus-Florin

Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as she herself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-276342

IN WITNESS WHEREOF, this 18 day of April, 2024

/s/Jennifer M. Kraus-Florin

____________________

Jennifer M. Kraus-Florin

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

David L. Sweitzer

President/Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-276342

IN WITNESS WHEREOF, this 18 day of April, 2024

/s/David L. Sweitzer

____________________

David L. Sweitzer

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Abigail R. Rodriguez

Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as she herself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-276342

IN WITNESS WHEREOF, this 18 day of April, 2024

/s/Abigail R. Rodriguez

____________________

Abigail R. Rodriguez

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

William A. Karls

Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-276342

IN WITNESS WHEREOF, this 18 day of April, 2024

/s/William A. Karls

____________________

William A. Karls

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Brian J. Borakove

Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-276342

IN WITNESS WHEREOF, this 18 day of April, 2024

/s/Brian J. Borakove

____________________

Brian J. Borakove

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Paul D. Barbato

Secretary/Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Horizon Flexible Premium Deferred Variable and Index Linked Annuity	333-276342

IN WITNESS WHEREOF, this 18 day of April, 2024

/s/Paul D. Barbato

____________________

Paul D. Barbato